SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Special Equity Fund, Evergreen Select High Yield Bond Fund

The Board of Trustees of the Evergreen funds, at a meeting held on June 11-12, 2008, approved proposals to merge each Target Fund (as shown below) into the corresponding Surviving Fund and to submit the proposed mergers for the approval of the respective Target Fund's shareholders.

If the shareholders of a Target Fund approve the proposal, the corresponding Surviving Fund will acquire all of the assets and assume all of the liabilities of the Target Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their Target Fund shares.  If approved, the mergers are expected to take place in September 2008.

Target Funds	Surviving Funds
Evergreen Special Equity Fund	Evergreen Golden Core Opportunities Fund
Evergreen Select High Yield Bond Fund	Evergreen High Income Fund

June 12, 2008                                                                                                                                                         582551(6/08)